MEDTOX®

2010 INVESTOR SHEET

NASDAQ Symbol: MTOX
www.medtox.com

HISTORICAL PERFORMANCE:

Period Ending:	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Liquidity Ratios							
Current Ratio	318%	281%	201%	210%	196%	124%	111%
Quick Ratio	278%	240%	167%	156%	144%	83%	75%
Cash Ratio	46%	42%	19%	14%	15%	2%	5%
Inventory Turnover	2341%	2200%	2053%	1973%	1910%	1566%	1444%
Profitability Ratios							
Gross Margin	37%	42%	45%	44%	43%	42%	39%
Operating Margin	2.3%	11.2%	12.5%	11.7%	8.8%	7.6%	2.6%
Pre-Tax Margin	2%	10%	12%	10%	7%	5%	-1%
Profit Margin	2%	6%	8%	7%	5%	3%	-1%
Pre-Tax ROE	3%	14%	17%	15%	9%	8%	-1%
After Tax ROE	2%	9%	12%	9%	7%	5%	-1%
Operating Expenses as a Percent of Sales	34.4%	31.1%	32.8%	32.7%	34.3%	34.4%	36.2%

STRATEGY:

- Profitable growth
- Build market share in large markets (relative to our size) by offering high quality products and services, priced competitively and supported by value added services
- Leverage existing infrastructure and technical expertise to improve operating margins and facilitate top line growth
- Drive innovation
- Disciplined execution

REVENUE:



(in millions)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
39.4
12.0
43.2
13.5
48.6
14.5
54.0
15.8
61.3
19.0
66.1
19.7
65.9
18.3
2003
2004
2005
2006
2007
2008
2009
Laboratory Services
Product Sales

CASH FLOWS FROM OPERATIONS:



(in millions)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
3.2
6.5
7.7
9.7
12.0
12.3
5.8
2003
2004
2005
2006
2007
2008
2009

OPERATING INCOME:



(in millions)
12.0
10.0
8.0
6.0
4.0
2.0
-
1.3
4.3
5.5
8.2
10.0
9.6
2.0
2003
2004
2005
2006
2007
2008
2009

DILUTED EPS:



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.04)
$0.23
$0.40
$0.52
$0.75
$0.62
$0.15
2003
2004
2005
2006
2007
2008
2009

DRUGS-OF-ABUSE TESTING:

- $500 million market
- 2009 revenues $36.0 million
- 2009 revenues from existing clients declined $9.7 million or 24% due to economic conditions
- Strong revenues from new clients of $5.7 million mitigated decline from existing clients
- Economic recovery will drive higher testing volumes from both existing and new clients
- High fixed cost business
- Significant contribution margin on incremental revenues



Drugs-of-Abuse Testing Services
Quarterly Revenue (in millions)
12,000
10,000
8,000
6,000
4,000
2,000
0
2003
2004
2005
2006
2007
2008
2009
2010
Q1
Q2
Q3
Q4

CLINICAL AND OTHER LABORATORY SERVICES:

TOXASSURE® by MEDTOX® Laboratories

- $50 billion market; 2009 revenue increased 18.5% to $22.9 million
- Significant investment in 2008 to expanded clinical laboratory capabilities
- Expanded capabilities:
  anatomic pathology, molecular diagnostics, microbiology, flow cytometry, expanded toxicology and core lab test menus

- Prescription / Pain Management *ToxASSURE®*
- Clinical toxicology
- Testing for occupational health clinic
  - Testing for physician offices
  - Heavy metal, trace elements and solvent analysis

- Increased cost of services short term pressure on margins
- Strong basis for growth
- Opportunity for margin expansion as revenues grow



Clinical and Other Lab Services
Annual Revenue (in millions)
25.0
20.0
15.0
10.0
5.0
-
2003
2004
2005
2006
2007
2008
2009


Clinical Trials Services
Annual Revenue (in millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2003
2004
2005
2006
2007
2008
2009

CLINICAL TRIALS SERVICES:

- Billion dollar market
- 2009 revenue $6.9 million
- Project oriented and subject to variability
- Deferral of projects and R&D efforts by clients in second half of 2009
- New signed protocols and commitments strong for 2010


we are comprehensive.

POINT-OF-COLLECTION TESTING PRODUCTS FOR DRUGS-OF-ABUSE TESTING:

- $400-$500 million market
- 2009 revenues $18.3 million
- Historically 55-62% gross margin business


Diagnostic Products
Annual Revenue (in millions)
25.0
20.0
15.0
10.0
5.0
-
2003
2004
2005
2006
2007
2008
2009

POINT-OF-COLLECTION TESTING PRODUCTS FOR DRUGS-OF-ABUSE TESTING **MARKETS:**

WORKPLACE DRUGS-OF-ABUSE TESTING:

- PROFILE® product line
- 2009 revenues down due to economic conditions impacting hiring
- Economic recovery provides opportunity for growth as hiring activities rebound


MEDTOX

CRIMINAL JUSTICE AND DRUG REHABILITATION:

- Strong growth area
- SURE-SCREEN® and VERDICT®-II product lines
- ClearCourse®



- Unique product offering
- Drug Abuse Recognition System (DARS®)
- SURE-SCREEN® point-of-collection drug screening with lower drug detection levels
- Laboratory based confirmation
- WEBTOX® online data management

HOSPITAL:

- High margin market
- PROFILE® ER product line
- Drug detection in patients seen in the hospital and emergency rooms
- MEDTOX*Scan*® Drugs-of-Abuse Test System:



- Strong growth driver in 2007 for device sales in the hospital market
- Voluntary recall of reader for misbranding in January 2008 stalled sales growth in the market
- 510(k) clearance received for reading 9 drugs in February 2009, additional 3 drugs cleared July 2009
- Significant opportunity to regain previous sales growth momentum in hospital market

MEDTOX® NASDAQ Symbol: MTOX
www.medtox.com

SUMMARY:

Well positioned to ride out recession

- Growing market share in drugs-of-abuse testing
- Increased revenue diversification
- Growth drivers in non-employment related areas
- Strong balance sheet
- Positive cash flow

Well positioned for revenue growth and margin expansion in economic recovery

- Drugs-of-abuse testing high fixed cost business
- Significant contribution margin on incremental revenues
- Economic recovery and increased hiring levels provides opportunity for significant revenue and margin growth in both laboratory services and diagnostic products segments of the business